UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Sunrise Realty Trust, Inc
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

 Your Vote Counts!  SUNRISE REALTY TRUST, INC.  525 OKEECHOBEE BLVD., SUITE 1650 WEST PALM BEACH, FL 33401  SUNRISE REALTY TRUST, INC.  2025 Annual Meeting  Vote by May 28, 2025  11:59 PM ET  You invested in SUNRISE REALTY TRUST, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the shareholder meeting to be held on May 29, 2025.  Get informed before you vote  View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by  requesting prior to May 15, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  May 29, 2025  9:30 AM ET  Virtually at: www.virtualshareholdermeeting.com/SUNS2025  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  For complete information and to vote, visit www.ProxyVote.com  Control #  V70311-P30922

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  Election of Directors  Nominees:  Leonard M. Tannenbaum  Alexander C. Frank  For  2. Ratification of the Appointment of CohnReznick LLP as the Company’s Independent Registered Public Accounting Firm for the Year Ending December 31, 2025.  For  Voting Items  Board Recommends  V70312-P30922